Exhibit 10.1

AMENDMENT AGREEMENT NO. 1

This AMENDMENT AGREEMENT NO. 1 (this “Amendment”) to the Agreement and Plan of Merger dated as of December 31, 2019 (the “Merger Agreement”) is made as of September___, 2020, by and among Splash Beverage Group, Inc., a Nevada corporation (the “Company”), SBG Acquisition Inc. and Splash Beverage Group, Inc., a Colorado corporation (the “Parent”).

WHEREAS, on March 31, 2020, SBG Acquisition Inc. merged with and into the Company with the Company being the surviving company and a wholly-owned subsidiary of the Parent;

WHEREAS, the Company and Parent are parties to the Merger Agreement dated _____________________;

WHEREAS, the Company and Parent wish to amend the Merger Agreement as set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms which are used herein without definition and which are defined in the Merger Agreement shall have the same meanings herein as in the Merger Agreement.

2.  Amendment to Paragraph 7.5. Paragraph 7.5 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

7.5 Conversion of Company’s Outstanding Debt and of Outstanding Preferred Stock. On or prior to the Closing  all indebtedness and loan obligations of the Company, other than Permitted Closing Debt, shall be converted into equity of the Company at a rate of $1.00 per share and upon such other terms as may be reasonably acceptable to Parent and principal shareholders of Parent provided that Permitted Closing Debt will be converted within 60 days of the Closing, and provided further that all conversions of Company debt outstanding at Closing into shares of common stock and all conversions of the Company’s  Preferred Stock into shares of common stock are subject to  being rescinded, pursuant to the terms of Note Conversion Agreements and Preferred Stock Conversion Agreements, forms of which agreements are attached hereto as Exhibits B and C respectively, if  Parent raises less than  $9 million of additional debt and/or equity capital, through a public and/or private offering or offerings (the “Supplemental Capital”) by April 30, 2021 (the “Supplemental Raise Date”).

3. Amendment to Paragraph 8.8 of the Merger Agreement. Paragraph 8.8 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

8.8 Restricted Stock; Piggyback Registration Rights. The shares to be issued hereunder (the “Merger Shares”) have not been registered with the United States Securities and Exchange Commission (“SEC”) or with the securities regulatory authority of any state. The Merger  Shares are subject to restrictions imposed by federal and state securities laws and regulations on transferability and resale, and may not be transferred assigned or resold except as permitted under the Securities Act of 1933, as amended (the “Act”), and the applicable state securities laws, pursuant to registration thereunder or exemption therefrom. Parent, following the Merger, may also be referred to herein as “SplashPM.” At such time, if ever, that SplashPM determines to file a registration statement with the   SEC     relating to an offering for its own account, or the account of others under the Act, of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bonafide employee benefit plans) (the “Registration Statement”), SplashPM shall send written notice of such determination to those Company Shareholders entitled to piggyback registration rights under the Note Conversion and Preferred Stock Conversion Agreements (collectively the “Registration Rights Holders” and individually a “Rights Holder”), and, if within 10 days after the date of  receipt of such notice the Registration Rights Holders, or any of them, shall so request in writing, SplashPM shall include within the Registration Statement all or any part of the Merger Shares (“Registerable Securities”) requested to be registered, provided however Registerable Securities may be removed pro rata to the percentage of securities being removed by other selling shareholders whose shares are also covered by the Registration Statement (“Removed Registerable Securities”) if such removals are required to comply with any written comments from the SEC with respect to Rule 415 promulgated under  the Act. The Company covenants to maintain the effectiveness of the Registration Statement, and of any registration statement filed thereafter which must include the Removed Registerable Securities, if any, (an “RRS Registration Statement”), by promptly preparing and filing post-effective amendments to the Registration Statement and RRS Registration Statement until all of the Registerable Securities and Removed Registerable Securities are sold. The registration rights granted herein shall remain in full effect and continue to extend to the Registerable Securities and Removed Registerable Securities until they are sold. All fees and costs of or incidental to any such registration statement shall be borne by the Company and SplashPM. All shares of restricted common stock of Parent outstanding at the time of Closing  and all shares of common stock underlying outstanding options of Parent at time of Closing shall be provided and accorded the same registration rights  as given hereunder to Registration Rights Holders. Parent further covenants that it will not extend, provide or permit piggyback registration rights to any holder of Permitted Closing Debt for so long as any Rights Holder has not fully sold its Registerable Securities.

Notwithstanding anything to the contrary herein, SplashPM will not be required to include any Registrable Shares on any registration statement if such securities may be resold pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, without volume limitation.

 Notwithstanding anything contained herein, if the managing underwriter(s) of an offering being conducted by SplashPM advise(s) SplashPM and the Holder(s) of the Registrable Shares in writing that the aggregate number of shares of Common Stock to be sold by the Company or any other stockholder (other than a Holder), if any, and Registrable Shares requested to be included in the offering exceeds the amount that they believe could be sold without adversely affecting the offering, then the aggregate number of shares of Common Stock to be sold by SplashPM or any other stockholder (other than a Holder), if any, and Registrable Shares will be reduced to the amount recommended by such managing underwriter(s).

For avoidance of doubt once the common stock issued or issuable pursuant to the Note Conversion Agreement and Preferred Stock Conversion Agreement (including the Registrable Securities Shares) may be sold under Rule 144 without volume limitations such securities shall not be entitled to any registration rights pursuant to the Merger Agreement (as amended) and the Company shall not be required to provide such Holder with the notice referenced in Paragraph 8.8.”

4. Counterparts. This Amendment may be executed in counterparts with the same effect as if both Parties had signed the same documents. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument.

5. Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof. Except as provided herein, all provisions, terms and conditions of the Merger Agreement shall remain in full force and effect.

6. Governing Law and Venue. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada. The parties agree that all actions and proceedings arising out of or relating directly or indirectly to this Amendment or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in the City of Las Vegas, Clark County and that such courts are convenient forums. Each party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

IN WITNESS WHEREOF, the Company and ____________ have caused this Amendment to be executed as of the date first written above.

SPLASH BEVERAGE GROUP, INC.
(a Nevada corporation)

By:
Name:
Title:

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